SEGMENT INFORMATION	12 Months Ended
Mar. 31, 2026
SEGMENT INFORMATION
SEGMENT INFORMATION

NOTE 10.  SEGMENT INFORMATION

The Company operates in a single operating and reportable segment — the sale of clothing products — and all of its revenues are derived from within the Hong Kong region. The Company’s chief operating decision maker (the “CODM”) is the Company’s director, Chau Mei Mi. The CODM assesses segment performance and allocates resources based on consolidated net income (loss). The significant segment expenses regularly provided to the CODM are the categories of cost and expense presented in the consolidated statement of comprehensive income (loss), which are summarized below together with the measure of segment profit or loss and segment total assets.

Clothing Products Segment	Year ended Mar 31, 2026	Year ended Mar 31, 2025
	($)	($)
Segment revenue	141,049	-
Segment gross profit	10,979	(6,769)
Segment total assets	94,881	1,167